United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 31, 2022

Date of Report (Date of earliest event reported)

Blue Safari Group Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-40473	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Cheung Kong Center, 58th Floor, Unit 5801 2 Queen’s Road Central Central, Hong Kong	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +852 9258 9728

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, no par value, and one Right to acquire one-tenth (1/10) of a Class A Ordinary Share	BSGAU	NASDAQ Capital Market
Ordinary Shares	BSGA	NASDAQ Capital Market
Rights	BSGAR	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The disclosure contained in Item 2.03 is incorporated by reference in this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 31, 2022, Blue Safari Group Acquisition Corp. (NASDAQ: BSGA, the “Company”) issued an extension notice (the “Extension Notice”) to First Euro Investments Limited, pursuant to the First Amendment to the Promissory Note between the Company and First Euro Investments Limited, dated as of May 30, 2022 (the “Amendment”). The Extension Notice extends the maturity date of the Amendment for an additional six (6) months from August 31, 2022 to February 28, 2023.

Item 8.01 Other Events

As previously disclosed, pursuant to the First Amendment to the Amended & Restated Agreement and Plan of Merger dated May 30, 2022 by and among the Company, Bitdeer Technologies Holding Company (“Bitdeer”) and other parties named therein, Bitdeer has agreed to loan the Company an aggregate principal amount of $1.99 million in two tranches to fund any and all amounts required to extend the period of time the Company has to complete a business combination (the “Combination Period”) for up to two (2) times for an additional three (3) months period each time. The loan bears no interest and is repayable only at the closing of a business combination by the Company.

On September 6, 2022, the Company issued a press release filed herewith, announcing that on September 6, 2022, using the loan amount received to date, the Company has deposited into the Company’s trust account $575,000 (representing $0.10 per Class A ordinary share) to extend the Combination Period from September 14, 2022 to December 14, 2022. The materials attached as Exhibit 99.1 are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Extension Letter dated August 31, 2022
99.1	Press Release dated September 6, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 6, 2022	Blue Safari Group Acquisition Corp.

	By:	/s/ Naphat Sirimongkolkasem
	Name:	Naphat Sirimongkolkasem
	Title:	Chief Financial Officer